                                                                    EXHIBIT 10.8

                                 Amendment No. 5
                                       to
                              Transaction Agreement

         This Amendment No. 5 ("Amendment") to the Transaction Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, by Amendment No. 2 dated as of February 18, 1999, by Amendment No. 3 dated as of May 14, 1999 and by Amendment No. 4 dated as of June 30, 1999 (the "Original Agreement"), is made as of June 30, 1999, among Choice One Communications Inc. (the "Corporation"), Choice One Communications L.L.C. (the "LLC") and the persons listed on the signature pages hereto.

         WHEREAS, the initial holders of Investor Equity and Management Equity entered into the Transaction Agreement on July 8, 1998 in connection with their investments in the Corporation to be held initially through their ownership of Units in the LLC;

         WHEREAS, certain additional persons have become holders of Management Equity pursuant to the terms of the Original Agreement subsequent to July 8, 1998;

         WHEREAS, First Union Capital Partners, Inc. became a holder of Investor Equity on February 18, 1999 and General Electric Capital Corporation became a holder of Investor Equity on the date hereof;

         WHEREAS, Morgan Stanley Dean Witter Capital Partners IV, L.P., Morgan Stanley Dean Witter Capital Investors IV, L.P. and MSDW IV 892 Investors, L.P. (collectively, "MSDWCP IV"), R. Philip Silver and Caravelle Investment Fund, L.L.C. ("Caravelle") desire to become holders of Investor Equity and to become party to the Original Agreement and certain related agreements relating to their investment in the LLC;

         WHEREAS, certain of the Investor Members, MSDWCP IV, R. Philip Silver and Caravelle desire to commit to provide an aggregate of an additional $71.25 million in equity capital to the LLC on the terms and conditions set forth in the LLC Agreement and the Transaction Agreement;

         WHEREAS, the parties hereto desire that MSDWCP IV, R. Philip Silver and Caravelle become parties to the Original Agreement; and

         WHEREAS, the parties desire to amend the Original Agreement to provide for the additional equity commitment as described above;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Amendment to Original Agreement. Section 1.01 of the Original Agreement is hereby amended by inserting as the last sentence thereof the following:

                  "On June 30, 1999 each Tranche 2 Investor Member (as defined below) subscribed for additional Class A Units in the LLC pursuant to the Tranche 2 Investor Purchase Agreement (as defined below)."

         SECTION 2. Amendment to Section 3.01. Section 3.01 of the Original Agreement is hereby amended by inserting as the last sentence thereof the following:

         "Nothing in this Agreement will be construed to limit the powers of the LLC or the Board to determine the appropriate capital structure of, or sources or amounts of financing for, the Corporation. It is understood that (1) Subsequent Contributions shall first be drawn down from Tranche 1 Equity, which the parties hereto, including the chief executive officer, agree shall be drawn down in full (at such times and in such amounts as the LLC directs), and only after Tranche 1 Equity has been exhausted shall Subsequent Contributions of Tranche 2 Equity be made; and (2) if the Tranche 2 Expiration Date has not occurred prior to January 1, 2001, the equity portion of the Corporation's capital requirements under all then Approved Business Plans which have not been funded as of January 1, 2001 shall, subject to the conditions in Section 3.04, be funded by the LLC out of Tranche 2 Equity on such date."

         SECTION 3. Amendment to Section 3.02. Section 3.02(a)(y) is hereby amended by inserting "Tranche 1" after "50% of the" and before "Maximum Commitment".

         SECTION 4. Amendment to Section 3.04. (a) Section 3.04(a) is hereby amended by adding the following sentence at the end thereof: "Notwithstanding the foregoing, if the Tranche 2 Expiration Date has not occurred prior to January 1, 2001, then on such date, Subsequent Contributions shall be expressly contemplated and authorized as the equity portion of the Corporation's capital requirements under all then Approved Business Plans, and the 6-month period limitation referred to above will be disregarded."

          (b) Section 3.04(g) is hereby amended by inserting the following sentence at the end thereof.

         "No Member shall be required to fund a capital contribution in respect of a Subsequent Contribution that, when aggregated with all previously funded capital

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

contributions by such Member, would exceed such Member's share of the Maximum Commitment."

          (c) Section 3.04 is hereby amended by inserting as the last clauses thereof the following:

         "(l) Expiration of Commitment. The Drawdown Date shall be on or prior to the Tranche 2 Expiration Date.

         (m) Issuances of Shares. Simultaneously with any Subsequent Contribution drawn down from Tranche 2 Equity, the Corporation shall issue to the LLC a number of shares of Common Stock equal to the amount of such Subsequent Contribution divided by $1,200. The Board shall have approved the foregoing issuance."

         SECTION 5. Amendment to Section 3.05. (a) Section 3.05(b)(iii) is hereby amended by deleting it in its entirety and replacing it with the following:

         "(iii) The aggregate amount of Capital Contributions made by an Opt-Out Investor to the LLC prior to the Opt-Out Election plus the amount required to be subsequently contributed by it to the LLC pursuant to Section 3.05(b)(i) is referred to as such Opt-Out Investor's "Opt-Out Commitment." The number of Units held by such Opt-Out Investor immediately prior to the Opt-Out Election (the "Initial Unit Amount") will be automatically reduced to the number of Class A Units in respect of Tranche 1 Equity (based on a per Unit commitment of $1.00) and in respect of Tranche 2 Equity (based on a per Unit commitment of $1.20) representing such remaining Opt-Out Commitment (the "Adjusted Unit Amount"). The number of Units in each Tranche by which such Opt-Out Investor's Initial Unit Amount exceeds its Adjusted Unit Amount will be offered (the "Opt-Out Units Offer"), by written notice, for reissuance to each other Investor Member that is not an Opt-Out Investor based on each such Investor Member's pro rata ownership, determined immediately prior to such reissuance, of the aggregate amount of Units in each Tranche held by all the Investor Members offered such Units. If any such Investor Member subscribes for less than its full pro rata share of offered Units pursuant to the Opt-Out Units Offer, such unsubscribed portion shall be offered to the other Investor Members (that are not Opt-Out Investors) in a similar manner. Such Opt-Out Units Offer will be deemed rejected by an Investor Member if not accepted by written notice to the LLC within five business days of such Opt-Out Units Offer. The maximum commitment of each Investor Member who subscribes for such Units shall be increased by the number of Units so subscribed for times the price per Unit in each Tranche (as set forth in Section 3.01 of the LLC Agreement). To the extent the Units so offered are not accepted by any of such other Investor Members, they will be deemed canceled and the Maximum Commitment and, as applicable, Tranche 1 Maximum Commitment and Tranche 2 Maximum Commitment will be reduced accordingly.

          (b) Section 3.05(b)(vi) is hereby amended by deleting "corresponding to the aggregate dollar amount of its Opt-Out Commitment" and replacing it with "representing its Opt-Out Commitment as described in clause (iii) above" after "Class A Units" and before "(which Units will".

         SECTION 6. Amendment to Section 5.02. Section 5.02(q) is hereby amended by (i) deleting "$100,000" and replacing it with "$200,000" and (ii) inserting "(other than leases or other rental agreements expressly specified in any Approved Business Plan or Approved Budget then applicable)" at the end of such Section.

         SECTION 7. Amendment to Section 5.03. (a) Section 5.03(b)(i) is hereby amended by (i) deleting "the holders of a majority of the MSCP Equity held by MSCP and its Affiliates" and replacing it with "MSCP" and (ii) by inserting at the end of such clause "with respect to the foregoing representatives so entitled to be designated, so long as more than one representative is entitled to be designated by MSCP, Morgan Stanley Capital Partners III, L.P. may designate one representative (as long as it owns Outstanding Voting Units), and Morgan Stanley Dean Witter Capital Partners IV, L.P. may designate one representative (as long as it owns Outstanding Voting Units); all other designations of such representatives will be by the general partner of either Morgan Stanley Capital Partners III, L.P. or Morgan Stanley Dean Witter Capital Partners IV, L.P.;".

          (b) Section 5.03(b)(ii) is hereby amended by deleting "the holders of a majority of the Fleet Equity held by Fleet and its Affiliates" and replacing it with "Chisholm Partners III, L.P."

         SECTION 8. Amendment to Definitions. (a) The Original Agreement is hereby amended by inserting the following definition before the definition of "Class A Units":

         "Caravelle" means Caravelle Investment Fund, L.L.C., a Delaware limited liability company.

          (b) The Original Agreement is hereby amended by inserting the following definitions before the definition of "Transfer" in Section 8.01:

         "Tranche 1 Class A Units" has the meaning ascribed to such term in the LLC Agreement.

         "Tranche 2 Class A Units" has the meaning ascribed to such term in the LLC Agreement.

         "Tranche 1 Equity" has the meaning ascribed to such term in the LLC Agreement.

         "Tranche 2 Equity" has the meaning ascribed to such term in the LLC Agreement.

         "Tranche 2 Expiration Date" means the earliest of (a) January 1, 2001,
(b) the date designated as such by the chief executive officer, provided that such date so designated pursuant to this clause (b) shall not be prior to the closing of a high yield financing by the Corporation raising at least $100 million, and (c) the date of consummation of the initial Public Offering.

         "Tranche 2 Investor Members" has the meaning ascribed to such term in the LLC Agreement.

         "Tranche 2 Investor Purchase Agreement" means the Tranche 2 investor purchase agreement, dated as of June 30, 1999, between the LLC and the Tranche 2 Investor Members, as amended from time to time in accordance with its terms, pursuant to which each Tranche 2 Investor Member subscribed for a number of Class A Units set forth therein.

         "Tranche 1 Maximum Commitment" means, at any time, $1 times the aggregate number of Tranche 1 Class A Units and Class B Units outstanding at such time. The maximum commitment with respect to Tranche 1 Equity, as of June 30, 1999, for each Member is listed on the Schedule of Unitholders attached to the LLC Agreement."

         "Tranche 2 Maximum Commitment" means, at any time, $1.20 times the aggregate number of Tranche 2 Class A Units outstanding at such time. The maximum commitment with respect to Tranche 2 Equity, as of June 30, 1999, for each Member is listed on the Schedule of Unitholders attached to the LLC Agreement. The foregoing will be construed after giving effect to Section 3.01(g) of the LLC Agreement."

         (c) The definition of "Investor Equity" in Section 8.01 of the Original Agreement is hereby amended by inserting "or to the Tranche 2 Investor Purchase Agreement" after "Agreement" and before "or Transferred" in the second line thereof.

         (d) The definition of "Investor Members" in Section 8.01of the Original Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "Investor Members" means (i) MSCP III, Fleet, Waller-Sutton and Royce
J. Holland, each of which was, on July 8, 1998, admitted as a Member pursuant to
Section 3.01(b) of the LLC Agreement, (ii) First Union, which was admitted on February 18, 1999 as a Member pursuant to Section 3.01(d) of the LLC Agreement,
(iii) General Electric which was admitted on June 30, 1999 as a Member pursuant to Section 3.01(e) of the LLC Agreement, (iv) Caravelle, which may be admitted as a Member pursuant and subject to Section 3.01(f) of the LLC Agreement, (v) MSDWCP IV, which entities shall be admitted on June 30, 1999 as Members pursuant to Section 3.01(f) of the LLC Agreement, (vi) R. Philip Silver who shall be admitted as a Member on June 30, 1999 pursuant to Section 3.01(f) of the LLC Agreement and (vii) any transferee of any Investor Equity prior to dissolution of the LLC in compliance with Article 6 of the Transaction Agreement that is admitted to the LLC as a Substituted Member pursuant to Section 10.01 of the LLC Agreement, but in each case only so long as such Person is shown on the LLC's books and records as the owner of one or more Units.

         (e) The definition of "MSCP" in Section 8.01 of the Original Agreement is hereby amended by deleting in its entirety and replacing it with the following:

         "MSCP" means collectively MSCP III and MSDWCP IV.

          (f) The Original Agreement is hereby amended by inserting the following definitions of "MSCP III" and "MSDWCP IV" before the definition of "Officer's Certificate" in Article 1:

         "MSCP III" means, collectively, Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P.

         "MSDWCP IV" means, collectively, Morgan Stanley Dean Witter Capital Partners IV, L.P., Morgan Stanley Dean Witter Capital Investors IV, L.P., and MSDW IV 892 Investors, L.P.

         (g) The definition of "MSCP Equity" in Section 8.01 of the Original Agreement is hereby amended by inserting "or to the Tranche 2 Investor Purchase Agreement" after "Investor Purchase Agreement" in the second line thereof.

          (h) The definition of "Maximum Commitment" in Section 8.01 of the Original Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "Maximum Commitment" means the sum of the Tranche 1 Maximum Commitment plus the Tranche 2 Maximum Commitment. The maximum commitment, as of June 30, 1999, for each Member (and each Member's share of the Tranche 1 Maximum Commitment and Tranche 2 Maximum Commitment) is listed on the Schedule of Unitholders attached to the LLC Agreement. The foregoing will be construed after giving effect to Section 3.01(g) of the LLC Agreement."

         SECTION 9. Amendment to Section 9.04. Section 9.04 of the Original Agreement is hereby amended by inserting "and if such amendment to Section 6.05,
6.06 or this Section 9.04 would have an adverse economic impact (which is disproportionate to First Union Capital Partners, Inc., General Electric Capital Corporation or Caravelle, as applicable, as compared to the other Investor Members) on First Union Capital Partners, Inc.'s, General Electric Capital Corporation's or Caravelle's investment in the LLC then such amendment shall also require the prior written consent of First Union Capital Partners, Inc., General Electric Capital Corporation or Caravelle, as applicable," after "and MSCP" and before "(but".

         This amendment to Section 9.04 shall not be effective until effectiveness of Caravelle's admission as a Member pursuant to Section 3.01(f) of the LLC Agreement.

         SECTION 10. Amendment to Section 9.13. Section 9.13 is hereby amended by adding the following after "Nixon, Hargrave, Devans & Doyle LLP... (716) 263-1600" and before "if" in such Section:

         "if to Caravelle to:

         Caravelle Advisors, L.L.C.
         c/o Jason Block
         2nd Floor
         425 Lexington Avenue
         New York, NY 10017
         Facsimile: (212) 885-4520

          SECTION 11. Agreement to Be Bound. Each of Morgan Stanley Dean Witter Capital Partners IV, L.P., Morgan Stanley Dean Witter Capital Investors IV, L.P., MSDW IV 892 Investors, L.P., R. Philip Silver and Caravelle hereby adopts, executes and delivers, and agrees to bound by, the Original Agreement as amended hereby.

         SECTION 12. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

         SECTION 13. Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

         SECTION 14. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



                         CHOICE ONE COMMUNICATIONS INC.


                         By: /s/ Steve M. Dubnik
                             ______________________________________


                         Its: President and Chief Executive Officer
                             ______________________________________



                         CHOICE ONE COMMUNICATIONS
                               L.L.C.


                         By: /s/ Steve M. Dubnik
                             ______________________________________

                         Its: Authorized Person
                             ______________________________________


                         MANAGEMENT MEMBERS


                             /s/ Steve M. Dubnik
                             ______________________________________
                             as a Management Member and as Chief
                             Executive Officer of Choice One
                             Communications, Inc.


                             /s/ Mae Squier-Dow
                             ______________________________________



                             /s/ Kevin Dickens
                             ______________________________________

                           /s/ Phillip Yawman
                           _____________________________________



                           /s/ Joseph Schaal
                           _____________________________________



                           /s/ Elizabeth Ellis
                           _____________________________________



                           /s/ Joseph Calzone
                           _____________________________________



                           /s/ Michelle Paroda
                           _____________________________________



                           /s/ Linda Chapman
                           _____________________________________



                           /s/ John Zimmer
                           _____________________________________



                           /s/ David Fitts
                           _____________________________________



                           /s/ Kenneth Okolowicz
                           _____________________________________



                           /s/ Daniel K. Iles
                           _____________________________________



                           /s/ Michael D'Angelo
                           _____________________________________

                                /s/ Robert Merrill
                           _____________________________________
                           Robert Merrill


                                /s/ Kim Scovill
                           _____________________________________
                           Kim Scovill

                           INVESTOR MEMBERS

                           MORGAN STANLEY CAPITAL
                              PARTNERS III, L.P.

                           By  MSCP III, L.P., its general partner
                           By  Morgan Stanley Capital Partners III,
                                 Inc., its general partner

                                /s/ Michael M. Jansen
                           By  ____________________________________

                                Managing Director
                           Its ____________________________________

                                /s/ John Ehrenkranz
                           By  ____________________________________

                                Principal
                           Its ____________________________________


                           MSCP III 892 INVESTORS, L.P.

                           By  MSCP III, L.P., its general partner
                           By  Morgan Stanley Capital Partners III,
                                 Inc., its general partner

                                /s/ Michael M. Jansen
                           By  ____________________________________

                                Managing Director
                           Its ____________________________________

                                /s/ John Ehrenkranz
                           By  ____________________________________

                                Principal
                           Its ____________________________________


                           MORGAN STANLEY CAPITAL
                             INVESTORS, L.P.

                           By  MSCP III, L.P., its general partner
                           By  Morgan Stanley Capital Partners III,
                                   Inc., its general partner

                                /s/ Michael M. Jansen
                           By  ____________________________________

                                Managing Director
                           Its ____________________________________

                                /s/ John Ehrenkranz
                           By  ____________________________________

                                Principal
                           Its ____________________________________


                           MORGAN STANLEY DEAN WITTER
                            CAPITAL PARTNERS IV, L.P.


                           By  MSDW Capital Partners IV, LLC, its
                                    general partner
                           By  MSDW Capital Partners IV, Inc., its
                                    general partner

                                /s/ Michael M. Jansen
                           By  ____________________________________

                                Managing Director
                           Its ____________________________________

                                /s/ John Ehrenkranz
                           By  ____________________________________

                                Principal
                           Its ____________________________________


                           MSDW IV 892 INVESTORS, L.P.

                           By  MSDW Capital Partners IV, LLC, its
                                   general partner
                           By  Morgan Stanley Capital Partners IV,
                                   Inc., its general partner

                                /s/ Michael M. Jansen
                           By  ____________________________________

                                Managing Director
                           Its ____________________________________

                                /s/ John Ehrenkranz
                           By  ____________________________________

                                Principal
                           Its ____________________________________


                           MORGAN STANLEY DEAN WITTER
                            CAPITAL INVESTORS IV, L.P.


                           By  MSDW Capital Partners IV LLC, its
                                     general partner
                           By  Morgan Stanley Capital Partners IV,
                                     Inc., its general partner

                                /s/ Michael M. Jansen
                           By  ____________________________________

                                Managing Director
                           Its ____________________________________

                                /s/ John Ehrenkranz
                           By  ____________________________________

                                Principal
                           Its ____________________________________

                           CHISHOLM PARTNERS III, L.P.

                           By    Silverado III, L.P., its General Partner
                           By    Silverado III Corp., its General Partner

                                 /s/ Robert M. Van Degna
                           By    ________________________________________
                                 Robert M. Van Degna
                                 Chairman & CEO


                           KENNEDY PLAZA PARTNERS

                                 /s/ Robert M. Van Degna
                           By    _________________________________________
                                 Robert M. Van Degna
                                 Managing General Partner


                           FLEET VENTURE RESOURCES, INC.

                                 /s/ Robert M. Van Degna
                           By    _________________________________________
                                 Robert M. Van Degna
                                 Chairman & CEO


                           FLEET EQUITY PARTNERS VI, L.P.

                           By    Fleet Growth Resources II, Inc., its
                           General Partner

                                 /s/ Robert M. Van Degna
                           By    __________________________________________
                                 Robert M. Van Degna
                                 Chairman & CEO

                           WALLER-SUTTON MEDIA PARTNERS, L.P.


                           By    Waller Sutton Media, L.L.C. its general
                                 partner

                                 /s/ Bruce Hernandez
                           By    __________________________________________
                                 Bruce Hernandez
                                 Chief Executive Officer


                           FIRST UNION CAPITAL PARTNERS, INC.

                                 /s/ Pearce Landry
                           By:   __________________________________________

                                Managing Director
                           Its:  __________________________________________


                           GENERAL ELECTRIC CAPITAL
                                CORPORATION

                                Molly S. Fergusson
                           By:  ___________________________________________

                                Manager Operations
                           Its: ___________________________________________


                           CARAVELLE INVESTMENT FUND, L.L.C.
                           By Caravelle Advisors, L.L.C.,
                              as Investment Manager and
                              Attorney In Fact

                                /s/
                           By:  ___________________________________________

                                Portfolio Manager
                           Its: ___________________________________________

ROYCE J. HOLLAND

                                /s/ Royce J. Holland
                            By: ___________________________________________
                                Royce J. Holland


R. PHILIP SILVER


                                /s/ R. Philip Silver
                            By: ___________________________________________
                                R. Philip Silver